UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 10, 2024

Crinetics Pharmaceuticals, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38583	26-3744114
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6055 Lusk Boulevard
San Diego, California	92121
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (858) 450-6464

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CRNX	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors, Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously reported on the Current Report on Form 8-K filed by Crinetics Pharmaceuticals, Inc. (the “Company”) on September 17, 2024, James Hassard ceased serving as the Chief Operating Officer of the Company, effective October 14, 2024. On October 10, 2024, the Company entered into a Consulting Agreement (the “Consulting Agreement”) with Mr. Hassard, pursuant to which Mr. Hassard agreed to provide to the Company up to 20 hours per month of certain services described therein relating to commercial activities and launch preparations related to the Company’s investigational medicinal products (the “Services”), effective October 15, 2024 through January 15, 2025. Pursuant to the Consulting Agreement, Mr. Hassard will receive compensation of $200 per hour as well as reimbursement for reasonable travel and out-of-pocket expenses incurred in performing the Services.

In addition, on October 10, 2024, the Company entered into a Separation and Release Agreement with Mr. Hassard (the “Separation Agreement”), pursuant to which the Company agreed to provide Mr. Hassard with the payments and benefits associated with a termination without cause, as set forth in the Employment Agreement, dated February 16, 2022, between the Company and Mr. Hassard (the “Employment Agreement”). In accordance with the terms of the Employment Agreement, the Consulting Agreement, the Separation and Release Agreement, the Company’s 2018 Incentive Award Plan and the applicable award agreements thereunder, Mr. Hassard’s outstanding equity awards will continue to vest through January 15, 2025.

The foregoing descriptions of the Consulting Agreement and the Separation Agreement are not complete and are qualified in their entirety by reference to the full text of the Consulting Agreement and the Separation Agreement, respectively, copies of which are filed as Exhibit 10.1 and Exhibit 10.2, respectively, hereto and are incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Consulting Agreement, effective as of October 15, 2024, between Crinetics Pharmaceuticals, Inc. and James Hassard.

10.2	Separation and Release Agreement, dated October 10, 2024, between Crinetics Pharmaceuticals, Inc. and James Hassard.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Crinetics Pharmaceuticals, Inc.

Date: October 16, 2024	By:	/s/ R. Scott Struthers, Ph.D.
R. Scott Struthers, Ph.D. President and Chief Executive Officer (Principal Executive Officer)